EXHIBIT 99.2

wtwco.com WTW Earnings Release Supplemental Materials July 31, 2025 2025 Second Quarter Financial Results © 2025 WTW. All rights reserved.

wtwco.com WTW Forward - Looking Statements This document contains ‘forward - looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These f orward - looking statements include information about possible or assumed future results of our operations. All statements, other than statements of hist ori cal facts, that address activities, events or developments that we expect or anticipate may occur in the future, including su ch things as: our outlook; the potential impact of natural or man - made disasters like health pandemics and other world health crises; future capital expenditures; ongoin g working capital efforts; future share repurchases; financial results (including our revenue, costs or margins) and the impa ct of changes to tax laws on our financial results; existing and evolving business strategies including those related to acquisitions and dispositions; demand fo r our services and competitive strengths; strategic goals; the benefits of new initiatives; growth of our business and operat ion s; the sustained health of our product, service, transaction, client, and talent assessment and management pipelines; our ability to successfully manage ongoing lead ers hip, organizational and technology changes, including investments in improving systems and processes; our ability to implemen t a nd realize anticipated benefits of any cost - savings initiatives generated from our completed multi - year operational transformation program or other expense savi ngs initiatives; our recognition of future impairment charges; and plans and references to future performance, including our fut ure financial and operating results, short - term and long - term financial goals, plans, objectives, expectations and intentions, including with respect to fre e cash flow generation, adjusted net revenue, adjusted operating margin and adjusted earnings per share, are forward - looking sta tements. Also, when we use words such as ‘may’, ‘will’, ‘would’, ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘continues’, ‘seek’, ‘target ’, ‘goal’, ‘focus’, ‘probably’, or similar expressions, we are making forward - looking statements. Such statements are based upon th e current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth i n t he forward - looking statements. All forward - looking disclosure is speculative by its nature. There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ mat eri ally from those in the forward - looking statements contained in this document, including the following: our ability to successful ly establish, execute and achieve our global business strategy as it evolves; our ability to fully realize the anticipated benefits of our growth strategy, includi ng inorganic growth through acquisitions; our ability to achieve our short - term and long - term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic conditions, business and political con ditions, changes in the financial markets, inflation, credit availability, increased interest rates, changes in trade policie s, increased tariffs and retaliatory actions; the risks to our short - term and long - term financial goals from any of the risks or uncertainties set forth herein; the risks rel ating to the adverse impacts of macroeconomic trends, including those relating to changes in trade policies and tariffs, as w ell as political events, war, such as the Russia - Ukraine and Israel - Hamas wars, and other international disputes, terrorism, natural disasters, public health issues and o ther business interruptions on the global economy and capital markets, such as uncertainty in the global markets, inflation, cha nges in interest rates and recessionary trends, changes in spending by government agencies and contractors, which could have a material adverse effect o n o ur business, financial condition, results of operations and long - term goals; our ability to successfully hedge against fluctuati ons in foreign currency rates; the risks relating to the adverse impacts of natural or man - made disasters such as health pandemics and other world health crises on the demand for our products and services, our cash flows and our business operations; material interruptions to or loss of ou r information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems and related ris ks of cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy, cyb ersecurity and artificial intelligence; the risks relating to the transitional arrangements in effect subsequent to our completed sale of TRANZACT; sig nif icant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and di fferences in timing of renewals and non - recurring revenue increases from disposals and book - of - business sales; the insufficiency of client data protection, potentia l breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increas ed liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation ; t he risk of substantial negative outcomes on existing or potential future litigation or investigation matters; changes in the reg ulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, gov ernment inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions, in cluding our ability to integrate or manage acquired businesses or carve - out businesses to be disposed, as well as our ability to identify and successfully execute o n opportunities for strategic collaboration; our ability to integrate direct - to - consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including as a result of our recently - completed multi - year operat ional transformation program, investments in improving systems and processes, and in connection with our acquisition and dive sti ture activities; disasters or business continuity problems; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; our ability to properly identify and manage conflicts of interest; reputational damage, in cluding from association with third parties; reliance on third - party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our c orp orate culture; doing business internationally, including the impact of global trade policies and retaliatory considerations as well as foreign currency exc han ge rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associ ate d sanction regulations (such as sanctions imposed on Russia) and related counter - sanctions; our ability to effectively apply technology, data and analytics solu tions, including through the use of artificial intelligence, for internal operations, maintaining industry standards, meeting cl ient preferences and gaining competitive advantage, among other things; changes and developments in the insurance industry or the U.S. healthcare system, inc luding those related to Medicare, and any other changes and developments in legal, regulatory, economic, business or operatio nal conditions that could impact our businesses; the inability to protect our intellectual property rights, or the potential infringement upon the inte lle ctual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, in clu ding as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations and their effect on adjusted earnings per share; our capital structure, including indebtedne ss amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls an d p rocedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the i mpa ct of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws an d r egulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative a cti ons, including those that may impose additional excise taxes or impact our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at leas t 1 0% of our shares; changes in accounting principles, estimates or assumptions; our recognition of future impairment charges; r isk s relating to or arising from environmental, social and governance (‘ESG’) practices; fluctuation in revenue against our relatively fixed or higher - than - expec ted expenses; the risk that investment levels increase; the laws of Ireland being different from the laws of the U.S. and pot ent ially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividen ds or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual pe rfo rmance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10 - K, and our subsequent filin gs with the SEC. Copies are available online at http://www.sec.gov or www.wtwco.com. Although we believe that the assumptions underlying our forward - looking statements are reasonable, any of these assumptions, and therefore also the forward - looking statements based on these assumptions, could themselves prove to be inaccurate. Given the si gnificant uncertainties inherent in the forward - looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward - looking statements speak only as of the date made and we will not update these forward - looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward - looking events disc ussed in this document may not occur, and we caution you against unduly relying on these forward - looking statements. © 2025 WTW. All rights reserved. 2

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s ma nag ement uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate, (9) Free Cash Flow and (10) Free Cash Flow Margin. The Company believes that those measures are relevant and provide pertinent information widely used by analysts, investors an d o ther interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantit ati ve reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to a ddr ess the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calcul ati ons and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3

wtwco.com Helped clients navigate volatility and uncertainty while executing on our strategy and delivering on our commitments Maintained commitment to return capital to shareholders, with share repurchases of $500 million and dividends of $91 million in Q2 2025 Generated Organic revenue growth 1 of 5%, Adjusted Operating Margin 1 expansion of +150 bps and Adjusted Diluted EPS 1 growth of 20% in Q2 2025 Continued to make significant progress on strategic priorities with our specialization strategy, new talent and smart connections contributing to growth © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Key Takeaways Focused on enhancing our efficiency, improving our ability to create operating leverage and drive margin expansion 4 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations.

wtwco.com Key figures © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 2025 GAAP Financial Results Six months ended June 30, Three months ended June 30, $USD million, except EPS and % 2024 2025 2024 2025 $4,606 $4,484 (3)% $2,265 $2,261 0% Revenue % change $492 $800 63% $212 $368 74% Income from Operations % change 10.7% 17.8% 710 bps 9.4% 16.3% 690 bps Operating Margin % change, basis points $336 $571 70% $142 $332 134% Net Income % change $3.20 $5.64 76% $1.36 $3.32 144% Diluted EPS % change $431 $326 (24)% Net Cash From Operating Activities % change 5

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 and YTD 2025 Key Figures Total Revenue $USD billions Ad justed O perating Margin 2 % Free Cash Flow 2 $USD billions Adjusted Diluted EPS 2 $USD Including Non - GAAP Financial Results 1 $4.5 $4.6 YTD 2025 YTD 2024 +5% YTD Organic 2 growth 1. See Appendix I for certain 2024 Non - GAAP metrics excluding TRANZACT. 2. Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. See Appendix II for recast of historical Non - GAAP financial measures. $2.3 $2.3 Q2 - 25 Q2 - 24 +5% Q2 Organic 2 growth $5.99 $5.53 YTD 2025 YTD 2024 +8% YTD growth $2.86 $2.39 Q2 - 25 Q2 - 24 +20% Q2 growth YTD 2025 YTD 2024 20.0% 18.8% + 120 bps YTD y/y margin Q2 - 25 Q2 - 24 18.5% 17.0% +150 bps Q2 y/y margin $217 $305 YTD 2025 YTD 2024 - $88m YTD y/y FCF 6

wtwco.com Financial Review © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 7

wtwco.com Q2 2025 Segment Highlights 1 • For the quarter, HWC had organic revenue growth 2 of 4%. – Health had 8% organic revenue growth in all regions driven by double - digit increases outside North America and solid performance in North America. – Wealth generated 3% organic revenue growth from higher levels of Retirement work globally alongside growth in our Investments business from new business wins and product launches. – Career had 1% organic revenue growth as healthy demand for advisory project work outside North America was offset by North America client postponement decisions made earlier in the year. – BD&O revenue was flat as increased project and core administration work within Europe was tempered by lower commission revenue in the Individual Marketplace business compared to the prior year. • Operating income was $280 million in the quarter, an increase of 1% from the prior year. • Operating margin increased 190 bps from the prior year primarily due to the sale of TRANZACT. Excluding TRANZACT operating margins increased 20 basis points. Quarterly Segment Performance: Health, Wealth & Career © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. $1,180 $1,260 Q2 - 25 Q2 - 24 3 Revenue ($M) Segment Operating Margin 1 Q2 - 24 Q2 - 25 Organic Revenue Growth 2 9% 8% Health 5% 3% Wealth 4% 1% Career 0% 4 0% Benefits Delivery & Outsourcing (BD&O) 5% 4 4% Health, Wealth & Career 23.8% 21.9% Q2 - 25 Q2 - 24 3 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations . 3 Excluding TRANZACT, HWC Q2 - 24 revenue was $1,118M and HWC Q2 - 24 operating margin was 23.6%. 4 Organic Revenue growth for Q2 - 24 excluding TRANZACT was +7% and +7% for HWC and BD&O, respectively. 8

wtwco.com Q2 2025 Segment Highlights 1 • For the quarter, R&B had organic revenue growth 2 of 6%. – CRB generated organic revenue growth of 6% driven by higher levels of new business activity and strong client retention globally. – ICT organic revenue was flat for the quarter as clients managed spend more cautiously amid ongoing economic uncertainty. • Operating income of $222 million in the quarter increased by 10%. • Operating margin improved by 60 bps primarily due primarily to operating leverage driven by strong organic revenue growth and savings from the Transformation program which were partially offset by headwinds from decreased interest income and foreign currency fluctuations Quarterly Segment Performance: Risk & Broking © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 - 25 Q2 - 24 $1,047 $979 Revenue ($M) Segment Operating Margin 1 Q2 - 24 Q2 - 25 Organic Revenue Growth 2 11% 6% Corporate Risk & Broking (CRB) 0% 0% Insurance Consulting & Technology (ICT) 10% 6% Risk & Broking 21.2% 20.6% Q2 - 25 Q2 - 24 9 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations .

wtwco.com Maintaining a Flexible Balance Sheet © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. 3 Pro - forma leverage ratio excluding TRANZACT as of December 31, 2024 was 2.2x. Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Dec 31, 2024 June 30, 2025 ($ millions) 1,890 1,963 Cash and Cash Equivalents 5,309 5,311 Total Debt 1 8,017 8,180 Total Equity 2.0x 3 2.0x Debt to Adj. EBITDA 2 Trailing 12 - month Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth and create value for shareholders • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and our leverage profile 10

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Executing Against a Balanced Capital Allocation Strategy CASH RETURNED TO SHAREHOLDERS $ 12.7 B FY2016 to Q2 2025 MEANINGFUL DIVIDEND GROWTH + 7 % Cash dividend growth 9 years CAGR 0.92 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $ 0.48 $ 0.53 $ 0.6 $ 0.65 $ 0.71 $0.80 $ 0.82 $ 0.84 $ 0.88 +7% Quarterly cash dividend per share Capital Allocation Priorities • Reinvest in capabilities, businesses, and processes • Invest in innovation, technology, and new business • Return excess cash to shareholders through share repurchases and dividends to create long - term shareholder value • Strengthen balance sheet and liquidity • Business portfolio management • Pursue opportunistic M&A to strengthen capabilities Q2 2025 Highlights • Repurchased $500 million of shares during the quarter • Paid quarterly cash dividends of $91 million, $0.92 per common share 11 Allocating capital to opportunities with the potential for highest return $277 $306 $346 $374 $369 $352 $354 $396 $709 $602 $1,627 $3,530 $1,000 $901 $700 $199 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $595 $986 $908 $479 $346 $2,001 $3,899 $1,352 $1,255 $879 $179 $150 $329 Share repurchases Dividends

wtwco.com Business Overview © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 12

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 13 WTW at a Glance Delivering superior advice, broking and solutions in the areas of people, risk and capital Segments 1 Geographies 1 Rich heritage Servicing clients since 1828 Global and diversified client base • 90% of the Fortune Global 500 • 89% of the U.S. Fortune 1000 • 96% of the FTSE 100 • Significant middle market presence Global reach, local expertise 140+ countries & markets served by 49,000 colleagues 1 Presented as % of full year 2024 revenue, excluding TRANZACT 55% 45% Health, Wealth & Career Risk & Broking 51% 37% 12% North America Europe International

wtwco.com +3% Organic Segment Overview: Health, Wealth & Career 1,2 © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Health, Wealth & Career: World - class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk Career provides compensation advisory services, employee experience software and platforms, and other career - related consulting services to our clients 14 FY24 Revenue and Organic Growth 3 Excluding TRANZACT 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results pr ior to 2022 were recast to reflect the realignment effective January 1, 2022. 2 All figures are shown excluding TRANZACT. See Appendix III for TRANZACT Standalone Historical Financial Results. 3 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. HWC Segment Excluding TRANZACT USD millions / % $4,607 $4,545 $4,777 $4,992 26.5% 2021 27.2% 2022 29.6% 2023 31.4% 2024 Total Revenue Operating Margin +2% Organic +4% Organic HWC +5% Organic +9% Organic

wtwco.com Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capital and improve performance +9% Organic Segment Overview: Risk & Broking 1 © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations 15 FY24 Revenue and Organic Growth 2 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results pr ior to 2022 were recast to reflect the realignment effective January 1, 2022. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. +4% Organic R&B Segment USD millions / % $3,564 $3,460 $3,735 $4,038 23.4% 2021 21.2% 2022 21.8% 2023 23.7% 2024 Total Revenue Operating Margin

wtwco.com Focused on Creating Long - Term Value for Shareholders © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Our successful rebuild and transformation has strengthened WTW’s position and results 16 Accelerating performance through innovation and expansion in attractive markets 1 Enhancing efficiency to deliver continued adjusted operating margin expansion and FCF improvement Optimizing portfolio to elevate financial performance and strategic position Generating attractive shareholder returns through balanced capital allocation strategy 2 4 3

wtwco.com Strategy & Outlook © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 17

wtwco.com wtwco.com 18 WTW Strategic & Financial Framework Accelerate Performance We will build on recent momentum to drive performance in our businesses Strategic Priorities Enhance Efficiency We will focus on enhancing operational efficiency to sustain margin and FCF improvement Optimize Portfolio We will invest strategically to optimize our portfolio and pursue scaled and high - growth broking businesses Financial Outlook Mid - single digit organic growth 1 plus opportunistic inorganic growth Revenue Growth Continued annual margin expansion , driven by improved efficiency and business mix Adjusted Operating Margin Annual growth driven by margin expansion and disciplined capital management Adjusted EPS Improve FCF margin and grow FCF by evolving business mix, expanding operating margin and managing working capital Free Cash Flow © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies forward - looking Non - GAAP financial measures. See WTW Non - GAAP measures on page 3 for more.

wtwco.com wtwco.com WTW Organic Growth Profile 19 Segment Growth Profiles 1 Risk & Broking: MSD to HSD CRB: MSD - to - HSD ICT: MSD - to - HSD Health, Wealth & Career: MSD Health: HSD Wealth: LSD Career: MSD BD&O: MSD 1 “HSD” High - Single Digits; “MSD” Mid - Single Digits; “LSD” Low - Single Digits 2 Signifies Non - GAAP financial measure. See WTW Non - GAAP measures on page 3 for more and Appendix I for Non - GAAP reconciliations. 3 Outlook is intended to reflect improved performance over time and is not intended to be a precise graph Sustainable long - term, mid - single digit organic growth 2 © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 2024 Revenue Outlook 3 $ 9.9 B 2 MSD Long - term Organic Revenue Growth Outlook

wtwco.com wtwco.com 20 Enhancing efficiency is a priority across the company Adjusted Operating Margin Outlook • Leveraging benefits from Transformation program to drive continued efficiencies and operating leverage, coupled with WE DO efforts to further streamline processes • Offshoring and right shoring initiatives will expand margins • Investing in automation and AI to support productivity • ~100 bps of average annual operating margin 1 expansion over the next 3 years in R&B • Continue to build on HWC’s strong margin expansion track record Committed to driving continued annual margin expansion through efficiency and operating leverage WTW Adjusted Operating Margin % +23.9% 1 2024 Margin Outlook 2 Annual expansion © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. 2 Outlook is intended to reflect improved performance over time and is not intended to be a precise graph.

wtwco.com wtwco.com 21 Free Cash Flow Outlook Evolving business mix Operating margin expansion Working capital management 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. See Appendix II for recast of historical Non - GAAP financial measures. 2 Outlook and expected forward looking result is intended to reflect improved performance over time and is not intended to be a pr ecise graph © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Delivering improvement through three pillars WTW Free Cash Flow Margin +12.8% 2024 FCF Margin 1 FCF Margin Outlook 2 Continual Improvement

wtwco.com wtwco.com Rebalancing capital allocation strategy to reflect successful transformation and continued pursuit of a higher growth portfolio and margin expansion 22 Capital Allocation Strategy - Driving Growth, Margin and Returns Ongoing organic investments in talent, technology, and new products to drive sustainable growth and capture margin expansion opportunities Disciplined approach to M&A aligned with strategic priorities: strengthening core businesses and accelerating financial performance Share repurchases remain a central component of the capital allocation strategy Maintain appropriate financial flexibility Share repurchases Create value by returning capital to shareholders Quarterly dividends Reflects strong free cash flow generation Debt / leverage management Long - term leverage target of 2.0x to 2.5x Organic & inorganic investment Talent, Innovation, M&A © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com wtwco.com 23 Select 2025 Financial Considerations © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Changes to Non - GAAP Financial Measures 1 All reported non - GAAP metrics will exclude non - cash net periodic pension and post retirement benefits Free cash flow and free cash flow margin will capture cash outflows for capitalized software costs Business Mix TRANZACT business, which contributed $1.14 to adjusted diluted earnings per share in 2024, is no longer part of the business portfolio following the completion of the TRANZACT sale in the fourth quarter of 2024 Reinsurance joint venture with Bain Capital expected to be a headwind on adjusted diluted earnings per share of approximately $0.20, which will be partially mitigated by gains from other equity investments, resulting in a net headwind of approximately $0.10 at the interest in earnings of associates level Free Cash Flow Expect cash outflows in 2025 from the payment of accrued costs related to the Transformation program which concluded in 2024 Capital Allocation Expect share repurchases of ~$1.5B, subject to market conditions and potential capital allocation to organic and inorganic investment opportunities Foreign Exchange Expect a foreign currency tailwind on adjusted diluted earnings per share of approximately $0.05 in 2025 at today’s rates Adjusted Operating Margin Outlook ~100 basis points of average annual margin expansion over next 3 years in R&B Incremental annual margin expansion at HWC and enterprise levels 1 See Appendix II for recast of historical Non - GAAP financial measures

wtwco.com Appendix I: Reconciliation of Non - GAAP Measures and certain 2024 Non - GAAP Metrics excluding TRANZACT © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 24

wtwco.com Constant Currency and Organic Revenue Change QTD © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 25 (i) Components of revenue change may not add due to rounding. (ii) Interest income did not contribute to organic change for the three months ended June 30, 2025 Less: Less: As Reported Currency Constant Currency Acquisitions/ Organic 2025 2024 % Change Impact Change Divestitures Change Health, Wealth & Career Revenue excluding interest income 1,173$ 1,251$ (6)% 1% (7)% (12)% 4% Interest income 7 9 Total 1,180 1,260 (6)% 1% (8)% (12)% 4% Risk & Broking Revenue excluding interest income 1,024$ 950$ 8% 1% 6% 0% 6% Interest income 23 29 Total 1,047 979 7% 1% 6% 0% 6% Segment Revenue 2,227$ 2,239$ (1)% 1% (2)% (7)% 5% Corporate, reimbursable expenses and other 24 20 Interest income 10 6 Revenue 2,261$ 2,265$ 0% 1% (1)% (6)% 5% (ii) Components of Revenue Change (i) June 30, Three Months Ended

wtwco.com Constant Currency and Organic Revenue Change YTD © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 26 (i) Components of revenue change may not add due to rounding. (ii) Interest income did not contribute to organic change for the six months ended June 30, 2025 Less: Less: As Reported Currency Constant Currency Acquisitions/ Organic 2025 2024 % Change Impact Change Divestitures Change Health, Wealth & Career Revenue excluding interest income 2,331$ 2,578$ (10)% 0% (10)% (13)% 3% Interest income 14 18 Total 2,345 2,596 (10)% 0% (10)% (13)% 3% Risk & Broking Revenue excluding interest income 2,029$ 1,900$ 7% 0% 7% 0% 7% Interest income 45 57 Total 2,074 1,957 6% 0% 6% 0% 6% Segment Revenue 4,419$ 4,553$ (3)% 0% (3)% (7)% 5% Corporate, reimbursable expenses and other 45 41 Interest income 20 12 Revenue 4,484$ 4,606$ (3)% 0% (3)% (7)% 5% (ii) June 30, Components of Revenue Change (i) Six Months Ended

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin QTD As reported, USD millions except % 27 (i) Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excluding this m atter from adjusted results makes results more comparable from period to period and more representative of our core business ope rations. 2025 2024 Income from operations and Operating margin 368$ 16.3% 212$ 9.4% Adjusted for certain items: Amortization 49 60 Restructuring costs — 3 Transaction and transformation 2 97 Provision for specified litigation matter (i) — 13 Adjusted operating income and Adjusted operating income margin 419$ 18.5% 385$ 17.0% 2025 2024 Net Income 332$ 14.7% 142$ 6.3% (Benefit from)/provision for income taxes (21) 26 Interest expense 64 68 Depreciation 57 57 Amortization 49 60 Restructuring costs — 3 Transaction and transformation 2 97 Provision for specified litigation matter (i) — 13 Net periodic pension and postretirement benefits (13) (21) Adjusted EBITDA and Adjusted EBITDA Margin 470$ 20.8% 445$ 19.6% Three Months Ended June 30, Three Months Ended June 30,

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin YTD As reported, USD millions except % 28 (i) Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excluding this m atter from adjusted results makes results more comparable from period to period and more representative of our core business ope rations. 2025 2024 Income from operations and Operating margin 800$ 17.8% 492$ 10.7% Adjusted for certain items: Amortization 97 120 Restructuring costs — 21 Transaction and transformation 2 222 Provision for specified litigation matter (i) — 13 Adjusted operating income and Adjusted operating income margin 899$ 20.0% 868$ 18.8% 2025 2024 Net Income 571$ 12.7% 336$ 7.3% Provision for income taxes 44 74 Interest expense 129 132 Depreciation 111 116 Amortization 97 120 Restructuring costs — 21 Transaction and transformation 2 222 Provision for specified litigation matter (i) — 13 Net periodic pension and postretirement benefits 62 (43) Gain on disposal of operations (14) — Adjusted EBITDA and Adjusted EBITDA Margin 1,002$ 22.3% 991$ 21.5% Six Months Ended June 30, Six Months Ended June 30,

wtwco.com Adjusted Net Income and Adjusted Diluted EPS QTD © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 29 (i)  Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excludin g this matter from adjusted results makes results more comparable from period to period and more representative of our core b usi ness operations. (ii) The tax effect was calculated using an effective tax rate for each item. (iii) Per share values and totals may differ due to rounding. 2025 2024 Net income attributable to WTW 331$ 141$ Adjusted for certain items: Amortization 49 60 Restructuring costs — 3 Transaction and transformation 2 97 Provision for specified litigation matter (i) — 13 Net periodic pension and postretirement benefits (13) (21) Tax effect on certain items listed above (ii) (10) (39) Tax effect of significant adjustments (74) (7) Adjusted Net Income 285$ 247$ Weighted-average ordinary shares, diluted 100 103 Diluted Earnings Per Share 3.32$ 1.36$ Adjusted for certain items: (iii) Amortization 0.49 0.58 Restructuring costs — 0.03 Transaction and transformation 0.02 0.94 Provision for specified litigation matter (i) — 0.13 Net periodic pension and postretirement benefits (0.13) (0.20) Tax effect on certain items listed above (ii) (0.10) (0.38) Tax effect of significant adjustments (0.74) (0.07) Adjusted Diluted Earnings Per Share (iii) 2.86$ 2.39$ Three Months Ended June 30,

wtwco.com Adjusted Net Income and Adjusted Diluted EPS YTD © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 30 (i)  Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excludin g this matter from adjusted results makes results more comparable from period to period and more representative of our core b usi ness operations. (ii) The tax effect was calculated using an effective tax rate for each item. (iii) Per share values and totals may differ due to rounding. 2025 2024 Net income attributable to WTW 566$ 331$ Adjusted for certain items: Amortization 97 120 Restructuring costs — 21 Transaction and transformation 2 222 Provision for specified litigation matter (i) — 13 Net periodic pension and postretirement benefits 62 (43) Gain on disposal of operations (14) — Tax effect on certain items listed above (ii) (38) (85) Tax effect of significant adjustments (74) (7) Adjusted Net Income 601$ 572$ Weighted-average ordinary shares, diluted 100 104 Diluted Earnings Per Share 5.64$ 3.20$ Adjusted for certain items: (iii) Amortization 0.97 1.16 Restructuring costs — 0.20 Transaction and transformation 0.02 2.14 Provision for specified litigation matter (i) — 0.13 Net periodic pension and postretirement benefits 0.62 (0.42) Gain on disposal of operations (0.14) — Tax effect on certain items listed above (ii) (0.38) (0.82) Tax effect of significant adjustments (0.74) (0.07) Adjusted Diluted Earnings Per Share (iii) 5.99$ 5.53$ Six Months Ended June 30,

wtwco.com Adjusted Income Before Taxes & Adjusted Income Tax Rate QTD As reported, USD millions except % © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 31 (i)   Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excludin g this matter from adjusted results makes results more comparable from period to period and more representative of our core b usi ness operations. (ii) The tax effect was calculated using an effective tax rate for each item. 2025 2024 Income from operations before income taxes and interest in earnings of associates 313$ 167$ Adjusted for certain items: Amortization 49 60 Restructuring costs — 3 Transaction and transformation 2 97 Provision for specified litigation matter (i) — 13 Net periodic pension and postretirement benefits (13) (21) Adjusted income before taxes 351$ 319$ (Benefit from)/Provision for income taxes (21)$ 26$ Tax effect on certain items listed above (ii) 10$ 39$ Tax effect of significant adjustments 74 7 Adjusted income taxes 63$ 72$ U.S. GAAP tax rate -6.8% 15.6% Adjusted income tax rate 18.0% 22.4% Three Months Ended June 30,

wtwco.com Adjusted Income Before Taxes & Adjusted Income Tax Rate YTD and Free Cash Flow As reported, USD millions except % © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 32 (i)   Represents a provision related to potential litigation arising out of a structured insurance program originally placed for a cli ent over 15 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is u nli kely to be exactly replicated elsewhere. Because of this, while we do not believe the potential litigation is material, we believe excludin g this matter from adjusted results makes results more comparable from period to period and more representative of our core b usi ness operations. (ii) The tax effect was calculated using an effective tax rate for each item. 2025 2024 Income from operations before income taxes and interest in earnings of associates 616$ 409$ Adjusted for certain items: Amortization 97 120 Restructuring costs — 21 Transaction and transformation 2 222 Provision for specified litigation matter (i) — 13 Net periodic pension and postretirement benefits 62 (43) Gain on disposal of operations (14) — Adjusted income before taxes 763$ 742$ Provision for income taxes 44$ 74$ Tax effect on certain items listed above (ii) 38 85 Tax effect of significant adjustments 74 7 Adjusted income taxes 156$ 166$ U.S. GAAP tax rate 7.1% 18.1% Adjusted income tax rate 20.5% 22.3% 2025 2024 Cash flows from operating activities 326$ 431$ Less: Additions to fixed assets and software (109) (126) Free Cash Flow 217$ 305$ Six Months Ended June 30, Six Months Ended June 30,

wtwco.com Certain 2024 Non - GAAP Metrics Excluding TRANZACT As reported, USD millions except EPS and % © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 33 1. See Appendix II for recast of historical Non - GAAP financial measures 2. See Appendix III for TRANZACT Standalone Historical Financial Results. 2024 Historical Recast 1 2024 TRANZACT Financials 2 2024 excluding TRANZACT Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Total revenue 2,341$ 2,265$ 2,289$ 3,035$ 9,930$ 184$ 142$ 137$ 322$ 785$ 2,157$ 2,123$ 2,152$ 2,713$ 9,145$ Adjusted operating income 483 385 414 1,096 2,378 33 12 0 103 148 450 373 414 993 2,230 Adjusted operating margin 20.6% 17.0% 18.1% 36.1% 23.9% 17.8% 8.6% 0.0% 32.1% 18.9% 20.8% 17.5% 19.2% 36.6% 24.4% Adjusted EPS 3.13$ 2.39$ 2.77$ 7.97$ 16.29$ 0.24$ 0.09$ 0.00$ 0.80$ 1.14$ 2.89$ 2.30$ 2.77$ 7.17$ 15.15$ Free Cash Flow (YTD Basis) (36)$ 305$ 724$ 1,267$ 1,267$ 56$ 63$ 40$ (15)$ (15)$ (92)$ 242$ 684$ 1,282$ 1,282$ Free Cash Flow Margin 12.8% (1.9%) 14.0%

wtwco.com Appendix II: Recast of Historical Non - GAAP Measures © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 34

wtwco.com Historical Recast - Adjusted EBITDA and Margin © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 35 (i) Represents a provision related to litigation arising out of a structured insurance program originally placed for a client ove r 1 5 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is unlikely to be exactly replicated elsewhere . We believe excluding this matter from adjusted results makes results more comparable from period to period and more represe nta tive of our core business operations. $USD Millions except % Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Net Income/(Loss) 125$ 114$ 192$ 593$ 1,024$ 206$ 96$ 139$ 623$ 1,064$ 194$ 142$ (1,672)$ 1,248$ (88)$ (Income)/loss from discontinued operations, net of tax (11) 46 (8) 13 40 — — — — — — — — — — Provision for/(benefit from) income taxes 43 19 1 131 194 50 24 25 116 215 48 26 (322) 440 192 Interest expense 49 51 54 54 208 54 57 61 63 235 64 68 65 66 263 Impairment 81 — — — 81 — — — — — — — 1,042 — 1,042 Depreciation 66 65 60 64 255 60 64 60 58 242 59 57 60 54 230 Amortization 85 83 71 73 312 71 70 62 60 263 60 60 56 50 226 Restructuring costs 6 56 9 28 99 3 10 17 38 68 18 3 8 32 61 Transaction and transformation 20 38 50 73 181 59 93 113 121 386 125 97 74 113 409 Provision for specified litigation matter (i) — — — — — — — — — — — 13 — — 13 Net periodic pension and postretirement benefits (71) (69) (64) (68) (272) (28) (25) (29) (27) (109) (22) (21) (22) 1 (64) Loss/(gain) on disposal of operations 54 (22) (21) (18) (7) — (3) (41) 1 (43) — — 1,190 (853) 337 Adjusted EBITDA 447$ 381$ 344$ 943$ 2,115$ 475$ 386$ 407$ 1,053$ 2,321$ 546$ 445$ 479$ 1,151$ 2,621$ Net income margin 5.8% 5.6% 9.8% 21.8% 11.5% 9.2% 4.4% 6.4% 21.4% 11.2% 8.3% 6.3% (73.0)% 41.1% (0.9)% Adjusted EBITDA margin 20.7% 18.8% 17.6% 34.6% 23.9% 21.2% 17.9% 18.8% 36.1% 24.5% 23.3% 19.6% 20.9% 37.9% 26.4% 20242022 2023

wtwco.com Historical Recast - Adjusted Net Income and Adjusted Diluted EPS © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 36 2024 2023 2022 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 $USD Millions $ (98) $ 1,246 $ (1,675) $ 141 $ 190 $ 1,055 $ 622 $ 136 $ 94 $ 203 $ 1,009 $ 588 $ 190 $ 109 $ 122 NET INCOME/(LOSS) ATTRIBUTABLE TO WTW Adjusted for certain items: — — — — — — — — — — 40 13 (8) 46 (11) (Income)/loss from discontinued operations, net of tax 1,042 — 1,042 — — — — — — — 81 — — — 81 Impairment 226 50 56 60 60 263 60 62 70 71 312 73 71 83 85 Amortization 61 32 8 3 18 68 38 17 10 3 99 28 9 56 6 Restructuring costs 409 113 74 97 125 386 121 113 93 59 181 73 50 38 20 Transaction and transformation 13 — — 13 — — — — — — — — — — — Provision for specified litigation matter (i) (64) 1 (22) (21) (22) (109) (27) (29) (25) (28) (272) (68) (64) (69) (71) Net periodic pension and postretirement benefit credits 337 (853) 1,190 — — (43) 1 (41) (3) — (7) (18) (21) (22) 54 Loss/(gain) on disposal of operations (254) 222 (391) (39) (46) (168) (60) (44) (37) (27) (122) (56) (8) (33) (25) Tax effect on certain items listed above (ii) (7) — — (7) — 2 — — (2) 4 (20) 4 (24) — — Tax effect of significant adjustments $ 1,665 $ 811 $ 282 $ 247 $ 325 $ 1,454 $ 755 $ 214 $ 200 $ 285 $ 1,301 $ 637 $ 195 $ 208 $ 261 Adjusted net income 102 102 102 103 104 106 104 105 107 108 112 109 111 112 118 Weighted - average ordinary shares — diluted (iii) $ (0.96) $ 12.25 $ (16.44) $ 1.36 $ 1.83 $ 9.95 $ 5.97 $ 1.29 $ 0.88 $ 1.88 $ 8.98 $ 5.40 $ 1.72 $ 0.97 $ 1.03 Diluted earnings/(loss) per share (iii) Adjusted for certain items (iv) : — — — — — — — — — — 0.36 0.12 (0.07) 0.41 (0.09) (Income)/loss from discontinued operations, net of tax 10.20 — 10.23 — — — — — — — 0.72 — — — 0.68 Impairment 2.21 0.49 0.55 0.58 0.58 2.48 0.58 0.59 0.65 0.66 2.78 0.67 0.64 0.74 0.72 Amortization 0.60 0.31 0.08 0.03 0.17 0.64 0.36 0.16 0.09 0.03 0.88 0.26 0.08 0.50 0.05 Restructuring costs 4.00 1.11 0.73 0.94 1.21 3.64 1.16 1.07 0.87 0.55 1.61 0.67 0.45 0.34 0.17 Transaction and transformation 0.13 — — 0.13 — — — — — — — — — — — Provision for specified litigation matter (i) (0.63) 0.01 (0.22) (0.20) (0.21) (1.03) (0.26) (0.28) (0.23) (0.26) (2.42) (0.63) (0.58) (0.61) (0.60) Net periodic pension and postretirement benefits 3.30 (8.39) 11.68 — — (0.41) 0.01 (0.39) (0.03) — (0.06) (0.17) (0.19) (0.20) 0.46 Loss/(gain) on disposal of operations (2.49) 2.18 (3.84) (0.38) (0.44) (1.58) (0.58) (0.42) (0.35) (0.25) (1.09) (0.51) (0.07) (0.29) (0.21) Tax effect on certain items listed above (ii) (0.07) — — (0.07) — 0.02 — — (0.02) 0.04 (0.18) 0.04 (0.22) — — Tax effect of significant adjustments $ 16.29 $ 7.97 $ 2.77 $ 2.39 $ 3.13 $ 13.71 $ 7.25 $ 2.03 $ 1.87 $ 2.65 $ 11.57 $ 5.85 $ 1.76 $ 1.85 $ 2.21 Adjusted diluted earnings per share (iv) (i) Represents a provision related to litigation arising out of a structured insurance program originally placed for a client ove r 1 5 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is unlikely to be exactly replicated elsewhere. We believe excluding this matter from adjusted results makes results more comparable from period to period and more r epresentative of our core business operations. (ii) The tax effect was calculated using an effective tax rate for each item. (iii) When there is net loss attributable to WTW for the period, basic and diluted shares and earnings per share are the same value . (iv) Per share values and totals may differ due to rounding.

wtwco.com Historical Recast - Adjusted Income Tax Rate © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 37 (i)   Represents a provision related to litigation arising out of a structured insurance program originally placed for a client ove r 1 5 years ago. The program is of a type and complexity that was highly bespoke to the client and for that reason is unlikely to be exactly replicated elsewhere. We believe excluding this matter from adjusted results makes results more comparable from period to period and more representative of our core business operations. (ii) The tax effect was calculated using an effective tax rate for each item. 2024 2023 2022 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 Full Year Q4 Q3 Q2 Q1 $USD Millions except % $ 104 $ 1,688 $ (1,994) $ 168 $ 242 $ 1,279 $ 739 $ 164 $ 120 $ 256 $ 1,258 $ 737 $ 185 $ 179 $ 157 Income/(Loss) from continuing operations before income taxes Adjusted for certain items: 1,042 — 1,042 — — — — — — — 81 — — — 81 Impairment 226 50 56 60 60 263 60 62 70 71 312 73 71 83 85 Amortization 61 32 8 3 18 68 38 17 10 3 99 28 9 56 6 Restructuring costs 409 113 74 97 125 386 121 113 93 59 181 73 50 38 20 Transaction and transformation 13 — — 13 — — — — — — — — — — — Provision for specified litigation matter (i) (64) 1 (22) (21) (22) (109) (27) (29) (25) (28) (272) (68) (64) (69) (71) Net periodic pension and postretirement benefits 337 (853) 1,190 — — (43) 1 (41) (3) — (7) (18) (21) (22) 54 Loss/(gain) on disposal of operations $ 2,128 $ 1,031 $ 354 $ 320 $ 423 $ 1,844 $ 932 $ 286 $ 265 $ 361 $ 1,652 $ 825 $ 230 $ 265 $ 332 Adjusted income before taxes $ 192 $ 440 $ (322) $ 26 $ 48 $ 215 $ 116 $ 25 $ 24 $ 50 $ 194 $ 131 $ 1 $ 19 $ 43 Provision for/(benefit from) income taxes 254 (222) 391 39 46 168 60 44 37 27 122 56 8 33 25 Tax effect on certain items listed above (ii) 7 — — 7 — (2) — — 2 (4) 20 (4) 24 — — Tax effect of significant adjustments $ 453 $ 218 $ 69 $ 72 $ 94 $ 381 $ 176 $ 69 $ 63 $ 73 $ 336 $ 183 $ 33 $ 52 $ 68 Adjusted income taxes 184.7% 26.0% 16.1% 15.6% 19.9% 16.8% 15.7% 15.5% 19.8% 19.5% 15.4% 17.7% 0.7% 10.5% 27.5% U.S. GAAP tax rate 21.3% 21.2% 19.4% 22.4% 22.3% 20.6% 18.9% 24.2% 23.5% 20.1% 20.3% 22.1% 14.7% 19.5% 20.5% Adjusted income tax rate

wtwco.com Historical Recast – Free Cash Flow © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 38 2024 2023 2022 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 Year Ended December 31 Nine Months Ended September 30 Six Months Ended June 30 Three Months Ended March 31 $USD Millions except % $ 1,512 $ 913 $ 431 $ 24 $ 1,345 $ 823 $ 430 $ 134 $ 812 $ 437 $ 258 $ 21 Cash flows from operating activities (136) (106) (70) (33) (153) (116) (80) (42) (138) (100) (60) (31) Less: Additions to fixed assets and software for internal use (109) (83) (56) (27) (89) (66) (41) (19) (66) (50) (33) (15) Less: Capitalized software costs $ 1,267 $ 724 $ 305 $ (36) $ 1,103 $ 641 $ 309 $ 73 $ 608 $ 287 $ 165 $ (25) Free Cash Flow $ 9,930 $ 9,483 $ 8,866 Revenue 12.8% 11.6% 6.9% Free Cash Flow Margin

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 39 Appendix III: TRANZACT Standalone Historical Financial Results

wtwco.com TRANZACT Standalone Historical Financial Results © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 40 Seasonality The seasonal nature of TRANZACT’s operations creates significant fluctuations in quarterly operating results. Historically, quarterly financial results have been recorded as follows: 23% 24% 22% 18% 20% 8% 18% 22% 41% 34% 70% Revenue Expenses 0% Income Q4 Q3 Q2 Q1 Revenue, Expenses and Income As a % of full year 2024 Full Year $USD million, except % 2022 2023 2024 $742 $805 $785 Revenue $146 $149 $148 Adjusted Operating Income 19.6% 18.5% 18.9% Adjusted Operating Margin $156 $160 $159 Adjusted EBITDA ~($100) ~($20) ~($15) Free Cash Flow

wtwco.com © 2025 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . 41